Federated Balanced Allocation fund
A Portfolio of Federated Managed Allocation Portfolios

Class A Shares
Class B Shares
Class C Shares
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2009

1.  As of March 31, 2009, Thomas G. Bigley retired from his position as a Trustee of the Fund and as a member of the Audit Committee and the Nominating Committee.

2.  Please replace the fund ownership information for Mr. O’Neill and Mr. Will with the following information:

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Independent Board Member Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
Thomas M. O’Neill	$00.00 - $00.00	Over $100,000
James F. Will	$1 - $10,000	$50,001 - $100,000

June 8, 2009

Cusip 314212887
Cusip 314212879
Cusip 314212861

40690 (6/09)